 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 11, 2014

Wabash National Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10883	52-1375208

(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

1000 Sagamore Parkway South, Lafayette, Indiana 47905
___________________________________________________
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(765) 771-5310

__________________

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01. Regulation FD Disclosure.

     Wabash National Corporation is making the presentation attached hereto as Exhibit 99.1 and incorporated herein by reference in connection with the FTR Transportation Conference on September 11, 2014.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Wabash National Corporation presentation on September 11, 2014.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: September 11, 2014	By:	/s/ Jeffery L. Taylor _________________________ Jeffery L. Taylor Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
______________	____________________________________

99.1	Wabash National Corporation presentation on September 11, 2014

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